                                                                    EXHIBIT 10.2

STANDARD COMMERCIAL LEASE AGREEMENT             Approximately 10,929 Square Feet
(EXISTING BUILDING) '86                         --------------------------------
                                                1204 Sovereign Row
                                                --------------------------------
                                                Oklahoma City, Oklahoma 73108
                                                --------------------------------


                                LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between Will Rogers Service
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Center Phase IV Associates hereinafter referred to as "Landlord", and CD
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Warehouse, Inc.  hereinafter referred to as "Tenant";
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                                  WITNESSETH:

     1. Premises and Term. Inconsideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Oklahoma, State of Oklahoma, more particularly described on EXHIBIT "A" attached
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hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, building and improvements being hereinafter referred to as the "premise").


     TO HAVE AND TO HOLD the same for a term commencing on or be fore June 1,
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1997 and ending sixty-three (63) months thereafter. Tenant acknowledges that if
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has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the condition of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

     2.  Base Rent, Adjustment Thereof and Security Deposit

     A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of See attached Exhibit "D", Rent Schedule Dollars ($____________) per month,
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One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be proprated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Six Thousand Three Hundred Seventy-Five and 25/100 Dollars
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($6,375.25), which sum shall be held by Landlord, without obligation for
-----------
interest as security for the performance of Tenants covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

     3. Use. The demised premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles and the washing thereof at any time, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances, in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the building in which Tenant occupies space is caused by Tenants use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

     4. Base Rent Adjustment. The base rent payable under the terms of subparagraph 2.A. of this lease shall be adjusted upward from time to time in accordance with the following provisions:
 .3313
     A. Expense Stop. As used in this lease, (i) the term "Expense Stop" shall mean the sum of $.3313 per square foot of space in the building and (ii) the
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term "Basic Costs" shall mean all real property taxes, assessments (whether general or special) and governmental charges of any kind and nature whatsoever, including, without limitation, assessments due to deed restrictions and/or owners' associations, which accrue against the building and/or project of which the premises are a part during the term of this lease and all insurance premiums Landlord is required to pay or deems necessary to pay, including, without limitation, public liability insurance and fire and extended coverage insurance with respect to the building and/or project. Tenant shall during the term of this lease pay as an adjustment to the base rent, (i.e., the rent payable under subparagraph 2.A. hereof), an amount (per each square foot of space within the premises) equal to the excess ("Excess") from time to time of actual Basic Costs per square foot of space in the building over the Expense Stop. Landlord will make a good faith estimate of the Excess for each calendar year and the monthly payment of base rent by Tenant shall be adjusted upward in accordance with such estimate. By April 1st of each calendar year during the term of this lease and by April 1st of the year following the calendar year in which this lease terminates, or as soon thereafter as practical, Landlord shall furnish (upon written request) to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. If for any calendar year additional rent collected under the terms of this subparagraph 4.A. for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of the additional rent actually due from Tenant hereunder during such prior year, then Landlord shall credit to Tenant's rental obligations any overpayment (or if Tenant has no further financial obligations under this lease, then Landlord shall refund the overpayment). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. Any payment to be made pursuant to this subparagraph 4.A. with respect to the calendar year in which this lease commences or terminates shall be prorated if this lease is not enforced during the full calendar year. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the building and/or project of which the premises are a part, and all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "real property taxes" for the purposes hereof.

     B. Common Area Maintenance (CAM). As used in this lease, the term "CAM Expenses" shall mean all direct and indirect costs and expenses in each calendar year of owning, operating, maintaining, repairing and managing the building and/or project of which the premises are a part, including, without limitation, all costs incurred by Landlord for common area maintenance and utilities, landscaping, exterior lighting, common water, periodic sweeping of the truck courts, security, sprinkler head replacement, interior sprinkler maintenance and service, tax service, fire line inspection and maintenance, sewer line cleanouts, and rail maintenance, if any. The term "CAM Expenses" does not include any capital costs for major roof or major parking lot replacement, nor does if include repairs, restoration or other work occasioned by fire, windstorm or other casualty to the extent of net insurance proceeds received by Landlord with respect thereto, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principle payments on any mortgage or other indebtedness of Landlord, or depreciation allowance or expense. Tenant shall during the term of this lease pay as additional rent (i.e., the rent payable under subparagraph 2.A. hereof) an amount equal to the product of the CAM Expenses for each calendar year during the term of this lease times a fraction, the numerator of which is the number of square feet in the space contained in the premises and the denominator of which is the number of square feet in the entire space contained in the building (25.75%). The CAM Expense for the first calendar year is $267.12/month.
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Landlord will make a good faith estimate of Tenant's share of such additional rent for each calendar year and the monthly payment of CAM Expense by Tenant shall be adjusted in accordance with such estimate By April 1st of each calendar year during the term of this lease and by April 1st of the year following the year in which the term of this lease terminates, or as soon thereafter as practical. Landlord shall furnish to Tenant a statement of CAM Expenses for the previous calendar year. If for any calendar year additional rent collected under the terms of this subparagraph 4.B. for the prior year, as a result of Landlord's estimate of CAM Expenses, is in excess of the additional rent actually due from Tenant hereunder during such prior year, then Landlord shall credit to Tenant's rental obligations any overpayment (or if Tenant has no further financial obligations under this lease, then Landlord shall refund the overpayment) Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. Any payment to be made pursuant to this subparagraph 4.B with respect to the calendar year in which this lease commences or terminates shall be prorated if this lease is not enforced during the full calendar year. In no event will Tenant's proportionate share increase by more than 15% per year.

     C. Tenant's Examination of Records Tenant at its own expense shall have the right to no more frequently than once per calendar year, following prior written notice to Landlord, to examine Landlord's books and records relating to Basic Costs and CAM Expenses, during normal business hours only, and at a time agreed upon by the Landlord and Tenant; or at Landlord's sole discretion, Landlord will provide an audit prepared by an independent certified public accountant.

     5. Landlord's Repairs. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or, office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     6.  Tenant's Repairs and Other Covenants of Care and Treatment of Premises.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, doors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination and regular removal of interior trash and debris, keeping the whole of the premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage to Landlord's property caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all damage to Tenant's property and all wind damage to glass, except with respect to tornado or hurricane damage.

     B. Tenant shalt not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, customers, invitees, and/or licensees.

     C. In the event the premises constitute a portion of a multiple occupancy building. Tenant and its employees, agents, customers, invitees and/or licensees shall have the nonexclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing any exclusive parking rights which may be granted to Tenant.

     D. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the premises.

     E. Tenant agrees that no washing of any type (other than reasonable restroom or kitchen washing) will take place in the demised premises, including the truck apron and parking areas.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

     8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal. *Two side by side, 4' x 8', off white sign panels will be available for Tenant's signage.

     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlords inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. Utilities. Landlord agrees to provide at its cost (standard as deemed by landlord) water, electricity and telephone service connections into the premises, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from premises, together with any taxes, penalities, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premices. Landlord shall in no event be liable for any interruption of failure of utility services on the premises.

     11. Assignment and Subletting. Tenant shall not have the right to assign, sublet, transfer or encumber this lease, or any interest therein, without prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. All cash or other proceeds of any assignment, such proceeds as exceed the rentals called for hereunder in the case of a subletting and all cash or other proceeds of any other transfer of Tenant's interest in this lease shall be paid to Landlord, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. Any assignment, subletting or other transfer of Tenant's interest in this lease shall be for an amount equal to the then fair market value of such interest. These covenants shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, representatives in an bankruptcy proceeding, successors, and assigns. Any assignee, sublessee or transferee of Tenant's interest in this lease (all such assignees, sublessees and transferees being hereinafter referred to as "successor"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     12.  Fire and Casualty Damage.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed with two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred fifty (150) after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed one prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other hundred improvements which may have been placed in, on or about the premises by Tenant If the premises are untenantable in whole or in part following fifty such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Anything in this lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the premises, improvements to the building of which the premises are a part, or personal property (building contents) within the building, by reason of fire or the elements regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees, but only to the extent of the insurance proceeds payable under the policies of insurance covering the property. Because this subparagraph will preclude the assignment of any claim mentioned in if by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this lease agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and to have the insurance policies property endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this subparagraph.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby convenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust). Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of Insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenants liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $500,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof bearing notations evidencing the payment of renewal premiums shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     14.  Condemnation.

     A. If the whole or any substantial part as determined by Landlord of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, as determined by Landlord this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this Paragraph 15 shall not be construed consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restriction and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this tease

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease.

          (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment, with respect to operating expenses hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar law or statute of the United States thereof; or an order for relief shall be entered against Tenant in an proceedings filed against Tenant thereunder.

          (d) A receiver or trustee shall be appointed for all of the assets of Tenant.

          (e) Tenant shall generally not pay its debts as such debts become due.

          (f) Tenant shall vacate all or a substantial portion of the premises, whether or not Tenant is in default of the rental payments due under this lease.

          (g) Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 21 hereof with twenty (20) days after any such lien or encumbrance is filed against the premises.

          (h) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

18.  Remedies.

A. Upon the occurrence of any such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one

        (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor.

        (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor.

        (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

        (d) Alter all locks and other security devices at the premises without terminating this lease.

In the event Landlord may elect to regain possession of the premises by a forcible detain proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to any such proceeding, and agrees that Landlord's execution of this lease is, in part, consideration for this waiver.

In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment, and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     B. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be in acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, if being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detain proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     C. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the difference between (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph 1) and (ii) the then present value of the then fair rental values of the premises for such period.

     D. In the event that Landlord elects to repossess the premises without terminating the lease, then Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 17(E) below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

     E. In case of any event of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees which shall be not less than fifteen percent (15%) of all sums then owing by Tenant to Landlord whether suit is actually filed or not.

     F. In the event of termination or repossession of the premises for an event of default, Landlord shall not have any obligation to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

     G. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

     H. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the premises, and in the event of the transfer by such owner of its interest in the premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the premises; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

     I. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of the Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

     19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

     20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument in whole or in part, then by notice to Tenant, from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease or making this lease superior to the lien of any such mortgage.

     21. Mechanic's Liens and Tenant's Personal Property Taxes.

     A. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the premises.

     B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes.

     22. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

        (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until in, such rent and other amounts have been actually received by Landlord.

        (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

        (c) With the exception of Paragraph 22(a) above, any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                  LANDLORD:                               TENANT:
Will Rogers Service Center Phase IV               CD Warehouse, Inc.
-----------------------------------               ------------------------------
  Associates                                      1204 Sovereign Row
-----------------------------------               ------------------------------
c/o Trammell Crow MW, Inc.                        Oklahoma City, Oklahoma  73108
-----------------------------------               ------------------------------
1601 N. W. Expressway, Suite 1200
-----------------------------------
Oklahoma City, Oklahoma 73118
-----------------------------------

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

    23. Miscellaneous.

    A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

    B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 23(F).

     G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such otter subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     J. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Trammell Crow MW, Inc. and Gerald L. Gamble Company, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

     24. Additional Provisions. Exhibit A (Legal Description); Exhibit B (Additional Provisions); Exhibit C (Construction); Exhibit C-1 (Landlord's Improvements); Exhibit D (Rent Schedule); Exhibit E (Option to Renew)

     EXECUTED BY LANDLORD, this 17th day of April, 1997.

                                          Will Rogers Service Center Phase IV
                                          Associates by Crow-Lippe #2, its
                                          managing general partner,
                                          --------------------------------------
            Attest/Witness

                                          By: /s/  Alfred C. Branch
--------------------------------------       -----------------------------------
                                                Alfred C. Branch

Title:                                    Title:   Agent
      --------------------------------          --------------------------------

      EXECUTED BY TENANT, this        day of                      , 1997
                               ------        ---------------------

            Attest/Witness                CD Warehouse, Inc.
                                          --------------------------------------

                                          By: /s/ Gary D. Johnson
--------------------------------------       -----------------------------------

Title:                                    Title: Executive Vice President
      --------------------------------          --------------------------------

                           EXHIBITS "A" THROUGH "E"
                           ------------------------


                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED 4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

Exhibit "A"    -  Legal Description
Exhibit "B"    -  Additional Provisions
Exhibit "C"    -  Construction
Exhibit "C-1"  -  Landlord's Improvements
Exhibit "D"    -  Rent Schedule
Exhibit "E"    -  Option to Renew

                                  EXHIBIT "A"
                                  -----------

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED 4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                               LEGAL DESCRIPTION

A 42,500 square foot service center complex (comprised of 2 buildings) located on Lot 2 and Lot 3, Block 12, Installment No. 5, Metropolitan Industrial Park, a part of Section 2, Township 11 North, Range 4 West, Indian Meridian, Oklahoma City, Oklahoma.

                                  EXHIBIT "B"
                                  -----------

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED 4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                             ADDITIONAL PROVISIONS

24.   A.   Tenant covenants not to introduce any hazardous or toxic materials onto the Property without a) first obtaining Landlord's written consent and b) complying with all applicable federal, state and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to obtaining proper permits.

If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the Property results in 1) contamination of the soil or surface or ground water or 2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph.

Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord, to clean up the contamination at Tenant's cost and in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorney's fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive termination of this lease.

      B. The Tenant agrees that it shall keep and maintain the premises and the real estate upon which the building is located in compliance with all applicable state, federal, and local rules, laws, statutes and ordinances ("Laws") and shall make any and all replacements, repairs, modifications or alterations required from time to time by any such law which may be in effect as of the date hereof or at anytime in the future during the term of this Lease.

      C. This lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy is delivered to both parties hereto.

                                  EXHIBIT "C"
                                  -----------

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED 4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                                 CONSTRUCTION

     (a) Landlord agrees to furnish or perform those items of construction and those improvements ("Landlord's Improvements ") as specified in the following
                     -----------------------
Exhibit "C-l"

     (b) If Tenant shall desire any changes, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of reviewing any requested changes, and any and all costs of making any changes to Landlord's Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order. Tenant's share of construction costs shall be $35,000, with one-half due and payable at the time of lease execution and the balance due upon the Commencement Date.

    (c) Landlord shall proceed with and complete the construction of Landlord's Improvements within forty-five (45) days of fully lease execution. In the event construction takes longer than forty-five (45) days and provided that such delay is not caused by Tenant or its agents or employees, then the Contractor for the Landlord's Improvements shall pay to Tenant $100.00 per day for each day of delay. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing of the date that Landlord Improvements were Substantially Completed. Such date, unless an earlier date is specified as the Commencement Date in this Lease or otherwise agreed to in writing between Landlord and Tenant, shall be the "Commencement Date," unless
                                                   -----------------
the completion of such improvements was delayed due to Tenant's fault, including as a result of changes made to such improvements by Tenant, in which case the Commencement Date shall be the date such improvements would have been completed but for the delays caused by Tenant. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

     (d) The failure of Tenant to take possession of or to occupy the Premises shall not serve to relieve Tenant of obligations arising on the Commencement Date or delay the payment of rent by Tenant. Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the Premises, Tenant shall be allowed to install its machinery, equipment, fixtures, or other personal property on the Premises during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to assume all risk of loss or damage to such machinery, equipment, fixtures, and other personal property and to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Project or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations, whether or not any such loss, damage, liability, death, or personal injury was caused by Landlord's negligence. Delay in putting Tenant in possession of the Premises shall not serve to extend the term of this Lease or to make Landlord liable for any damages arising therefrom.

     (e) Except for incomplete punch list items, Tenant upon the Commencement Date, shall have and hold the Premises as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Premises.

                                 EXHIBIT "C-1"
                                 -------------

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED 4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                            LANDLORD'S IMPROVEMENTS

Ceilings
--------
1.  Repair existing grid.
2.  Replace approximately 3,700 square feet of ceiling tile.
3.  Install approximately 2,564 square feet of new ceiling in new office area.

Walls
-----
1.  Screw joints of existing vinyl sheetrock.
2.  Build approximately 530 linear feet of new 9' high wall.
3.  Build approximately 28 linear feet of new 9' high (1) side wall.
4.  Patch existing walls.
5.  Install corner bead on existing O.S. corners.
6.  Install wood studs at door openings.

Millwork
--------
1.  Patch wood base in one office.
2.  Install wood trim at top of new walls in office area.
3.  Patch existing wood trim.
4.  Install two (2) vanity tops in restroom.

Doors
-----
1.  Relocate sixteen (16) existing doors/frames/hardware.
2.  Install eight (8) new doors/frames/hardware (to match existing).

Restroom
--------
1.  Install four (4) grab bars in existing restroom.
2.  Install toilet partitions.
3.  Install five (5) toilet paper and two (2) paper-towel holders.
4.  Install two (2) 5'X3' mirrors.

Paint
-----
1.  Tape, bedd and texture new and existing walls in office area.
2.  Stain new doors/frames.
3.  Watco finish on existing doors/frames.
4.  Paint one (1) unit of upper/lower cabinets.
5.  Paint all office area walls and top trim (same color).

Floor Covering
--------------
1. Install approximately 600 square yards of 26-ounce polypropylene level loop carpet.
2.  Install approximately 1,440 square feet of standard VCT tile.
3.  Install approximately 765 square feet of premium VCT tile.
4.  Install approximately 1,580 linear feet of 4" covebase.


Electric
--------
1.  Install ten (10) standard duplex outlets.
2.  Install twelve (12) back-to-back duplex outlets.
3.  Relocate lights as necessary.
4.  Install twenty-nine (29) new 2' X 4' lights.
5.  Install one (1) new 2' X 2' light.
6.  Install nine (9) new exit lights.
7.  Install six (6) new emergency lights.
8.  Wiring for two (2) roof-top units.
9.  Install fourteen (14) single-pole switches.
10. Install three (3) sets of 3-way switches.
11. Combine two 200-amp electrical services.

                                 EXHIBIT "C-1"
                                  (Continued)

HVAC
----
1. Install one (1) 3-ton and one (1) 4-ton gas/electric roof-top units for additional office area (includes gas lines).
2.  Relocate and paint existing grills as required.

Plumbing
--------
1.  Install restroom fixtures as shown on plans
2.  Install one (1) mop sink.

Miscellaneous
-------------
1. Install one (1) 5-ton gas/electric and one (1) 4-ton gas/electric roof-top unit for warehouse (includes concentric diffusers).
2.  Install fire sprinkler system.
3.  Install four (4) 10 LB fire extinguishers
4.  Install exterior window in northwest office (match existing).
5.  Provide outlet and hook-up for owner-furnished dishwasher.
6.  Change six (6) new doors from hollow core to solid core.
7.  Install seal kits on three (3) overhead doors.
8.  Roof penetrations for roof-top units and plumbing.

                                  EXHIBIT "D"

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                            DATED  4-17-97, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                                 RENT SCHEDULE

Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate described in the following rent schedule:

Period                            Monthly    Monthly    Monthly
                                   Rent       CAM*       Total
On or about 6/1/97 to 8/31/97    $    0.00    $267.12  $  267.12
9/1/97 to 8/31/99                $6,375.25    $267.12  $6,642.37
9/1/99 to 8/31/01                $6,830.63    $267.12  $7,097.75
9/1/01 to 8/31/02                $7,286.00    $267.12  $7,553.12


*Estimate

                                  EXHIBIT "E"
                                  -----------

                ATTACHED TO AND MADE A PART OF LEASE AGREEMENT
                         DATED APRIL 17, 1997, BETWEEN
           WILL ROGERS SERVICE CENTER PHASE IV ASSOCIATES, LANDLORD,
                        AND CD WAREHOUSE, INC., TENANT

                               Option to Renew

     (a) Provided that as of the time of the giving of the Extension Notice and the Commencement Date of the Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both; then Tenant shall have the right to extend the Lease Term for an additional term of one (1) year (such additional term is hereinafter called the "Extension term"), commencing on the day following the expiration of the Lease Term (hereinafter referred to as the "Commencement Date of the Extension Term "). Tenant shall give Landlord notice (hereinafter called die "Extension Notice") of its election to extend the term of the Lease Term at least four months, but not more than two (2) months, prior to the scheduled expiration date of the Lease Term.

     (b) The Base Rent payable by Tenant to Landlord during the Extension Term shall be the greater of (i) the Base Rent applicable to the last year of the initial Lease term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period). In no event shall Base Rent during the Extension Term be less than $8.00 per square foot per year. In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least one (1) month prior to the expiration of the Lease, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease shall terminate on its original expiration date.

     (c) The determination of Base Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for operating expenses and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such operating expenses and other items with respect to the Premises during the Extension Term without regard to any cap on such expenses set forth in the Lease.

     (d) Except for the Base Rent as determined above, Tenant's occupancy of the Premises during the Extension Term shall be on the same terms and conditions As are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand contract, renew or extend the Lease.

     (e) If Tenant does not give the Extension Notice within the period set forth in paragraph (a) above, Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

     (f) Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the Extension Term in "as-is" condition.

     (g) If the Lease is extended for the Extension Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendment").

     (h) If Tenant exercises its right to extend the term of the Lease for the Extension Term pursuant to this Addendum, the Term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the Extension Term except as provided in (d) above.